                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated July 28, 1999 included in Education Management Corporation's Form 10-K for the year ended June 30, 1999 and to all references to our Firm included in this registration statement.

                                                             ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
March 1, 2000